UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2011
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-31909 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01- Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1
EX-99.2
EX-99.3

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
     On February 7, 2011, Aspen Insurance Holdings Limited issued a press release announcing results for the quarter and year ended December 31, 2010, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and year ended December 31, 2010 is attached hereto as Exhibit 99.2.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     On February 7, 2011, Aspen Insurance Holdings Limited issued a press release announcing results for the quarter and year ended December 31, 2010, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and year ended December 31, 2010 is attached hereto as Exhibit 99.2.
     Also, attached as Exhibit 99.3, is a slide presentation to be used for reference during the earnings call to be held on February 8, 2011.
Section 9. Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
(d) The following exhibits are furnished under Items 7.01 and 2.02 as part of this report:
99.1	Press Release of the Registrant, dated February 7, 2011.

99.2	Earnings Release Supplement for the quarter and year ended December 31, 2010.

99.3	Fourth Quarter and Year End 2010 Earnings Conference Call Slide Presentation, to be held on February 8, 2011.
     The information furnished under Item 7.01 “Regulation FD Disclosure” and Item 2.02 “Results of Operations and Financial Condition” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: February 7, 2011	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer

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